Exhibit 1(a)


                                    MP&L CAPITAL I

               _____% CUMULATIVE QUARTERLY INCOME PREFERRED SECURITIES
                                      (QUIPSSM)*
                (LIQUIDATION PREFERENCE $25.00 PER PREFERRED SECURITY)

                                     ____________

                                UNDERWRITING AGREEMENT
                                ----------------------

                                                             March __, 1996


          Goldman, Sachs & Co.,
          PaineWebber Incorporated
            As Representatives of the several Underwriters
              named in Schedule I hereto,
          c/o Goldman, Sachs & Co.
          85 Broad Street
          New York, New York 10004

          Ladies and Gentlemen:

               MP&L Capital I, a Delaware statutory business trust ("MP&L Capital"), and Minnesota Power & Light Company, a Minnesota corporation (the "Company"), as depositor of MP&L Capital and as guarantor, propose, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of _______ of the Preferred Securities specified above (each a "Security" and collectively the "Securities") representing undivided preferred beneficial interests in the assets of MP&L Capital, guaranteed on a subordinated basis by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and The Bank of New York, as trustee (the "Guarantee Trustee"). MP&L Capital is to invest the proceeds of the sale of the Securities and _______ of its Common Securities (liquidation amount $25 per common security) (the "Common Securities") in _____% Junior Subordinated Debentures, Series ___, Due _________, ____ (the "Junior Subordinated Debentures") to be issued pursuant to an Indenture (the "Indenture") between the Company and The Bank of New York, as trustee (the "Debenture Trustee").

               1. Each of MP&L Capital and the Company, jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

          --------------------

          *    QUIPS is a servicemark of Goldman, Sachs & Co.

                    (a) A registration statement on Form S-3 (File Nos. 333-01035 and 333-01035-01) in respect of the Securities, the Expense Agreement (as defined herein), the Guarantee and the Junior Subordinated Debentures (collectively, the "Registered Securities") has been filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"); such registration statement, as amended by any amendment thereto, and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, to you for each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement, as amended by any amendment thereto, or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of such registration statement, as amended by any amendment thereto, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement, as amended by any amendment thereto, or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, as amended by any amendment thereto, including all exhibits thereto but excluding Form T-1 and including (i) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the registration statement at the time it was declared effective and
          (ii) the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective, each as amended at the time such part of the registration statement became effective, is hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to
          Section 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement);

                    (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to MP&L Capital and the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                    (c) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and such documents taken together as a whole did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and taken together with all other documents incorporated by reference will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to MP&L Capital or the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                    (d) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "TIA") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to MP&L Capital or the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                    (e) Neither MP&L Capital nor the Company and its subsidiaries, taken together as a whole, has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than shares issued under the Company's Automatic Dividend Reinvestment and Stock Purchase Plan, the Minnesota Power and Affiliated Companies Employee Stock Purchase Plan or any compensation plan disclosed in the Company's Proxy Statement with respect to the Company's 1995 Annual Meeting of Shareholders (collectively, the "Stock Purchase and Compensation Plans")) or long-term debt of the Company and its subsidiaries, taken together as a whole, in excess of $20,000,000, or any material adverse change, or any development involving, so far as the Company can now reasonably force, a prospective material adverse change, in or affecting the business, management, financial position, common and preferred stock equity or results of operations of MP&L Capital or the Company and its subsidiaries, taken together as a whole, otherwise than as set forth or contemplated in the Prospectus;

                    (f) The Company and its Material Subsidiaries (as defined below) have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its Material Subsidiaries; and any real property and buildings held under lease by the Company and its Material Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries (as used in this Agreement, the term "Material Subsidiary" means a significant subsidiary under Rule 1-02(w) of Regulation S-X of the Commission);

                    (g) MP&L Capital has been duly created and is validly existing as a statutory business trust in good standing under the Business Trust Act of the State of Delaware (the "Delaware Business Trust Act") with the power and authority (trust and other) to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus; MP&L Capital is not a party to or bound by any agreement or instrument other than this Agreement, the trust agreement (as amended and restated from time to time, the "Trust Agreement") between the Company and the trustees named therein (the "Trustees") and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus; MP&L Capital has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus; and MP&L Capital is not a party to or subject to any action, suit or proceeding of any nature;

                    (h) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Minnesota, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and there is no jurisdiction wherein the character of the properties owned or held under lease by the Company or the nature of the business transacted by the Company would expose the Company to any material liability or disability by reason of the failure to qualify the Company as a foreign corporation in any such jurisdiction; and each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and there is no jurisdiction wherein the character of the properties owned or held under lease by any Material Subsidiary or the nature of the business transacted by such Material Subsidiary would expose such Material Subsidiary to any material liability or disability by reason of the failure to qualify such Material Subsidiary as a foreign corporation in any such jurisdiction;

                    (i) The Company has the authorized equity capital as set forth in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                    (j) The Securities have been duly and validly authorized by MP&L Capital, and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable undivided beneficial interests in the assets of MP&L Capital and will conform to the description thereof contained in the Prospectus; the issuance of the Securities is not subject to preemptive or other similar rights; the Securities will have the rights set forth in the Trust Agreement, and the terms of the Securities are valid and binding on MP&L Capital; the holders of the Securities (the "Securityholders") will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware;

                    (k) The Common Securities have been duly and validly authorized by MP&L Capital, and, when delivered to the Company by MP&L Capital against payment therefor as provided in the Prospectus, will be duly and validly issued undivided beneficial interests in the assets of MP&L Capital and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights;and at the Time of Delivery (as defined in Section 4 hereof), all of the issued and outstanding Common Securities of MP&L Capital will be directly owned by the Company, free and clear of all liens, encumbrances, equities or claims; and the Common Securities and the Securities are the only interests authorized to be issued by MP&L Capital;

                    (l) The Company has filed a Petition for Certification of Capital Structure with the Minnesota Public Utilities Commission ("Minnesota Commission") pursuant to the Minnesota Public Utilities Act with respect to the issuance and sale by the Company of the Junior Subordinated Debentures and the Guarantee. The Minnesota Commission has entered an authorizing order (the "Authorizing Order") approving the capital structure including the issuance and sale of the Junior Subordinated Debentures and the Guarantee;

                    (m) The Guarantee, the Junior Subordinated Debentures, the Trust Agreement, the Agreement as to Expenses and Liabilities between the Company and MP&L Capital (the "Expense Agreement") and the Indenture (collectively, the "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Trust Agreement, by the Trustees and, in the case of the Indenture, by the Debenture Trustee, and, in the case of the Junior Subordinated Debentures, when validly authenticated and delivered by the Debenture Trustee, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles (whether considered at a proceeding in equity or at law); the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the TIA; the Junior Subordinated Debentures are entitled to the benefits of the Indenture; and the Company Agreements will conform to the descriptions thereof in the Prospectus;

                    (n) The issue and sale of the Securities and the Common Securities by MP&L Capital, the compliance by MP&L Capital with all of the provisions of this Agreement, the purchase of the Junior Subordinated Debentures by MP&L Capital, the distribution of the Junior Subordinated Debentures by MP&L Capital in the circumstances contemplated by the Trust Agreement and the consummation of the transactions contemplated herein and in the Trust Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which MP&L Capital is a party or by which MP&L Capital is bound or to which any of the property or assets of MP&L Capital is subject, nor will such actions result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over MP&L Capital or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by MP&L Capital, the purchase of the Junior Subordinated Debentures by MP&L Capital or the consummation by MP&L Capital of the transactions contemplated by this Agreement and the Trust Agreement, except the registration under the Act and the Exchange Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                    (o) The issue and sale of the Securities and the Common Securities by MP&L Capital, the issuance by the Company of the Guarantee, the compliance by the Company and MP&L Capital with all of the provisions of this Agreement, the execution, delivery and performance by the Company of the Company Agreements, the distribution of the Junior Subordinated Debentures by MP&L Capital in the circumstances contemplated by the Trust Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflict, breach, violation or default which does not have a material adverse effect on the business, management, financial position, common and preferred stock equity or results of operations of the Company and its subsidiaries, taken together as a whole (hereinafter, a "Material Adverse Effect"), nor will such action require a consent or approval of any holder of the Company's capital stock or result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or the charter or by-laws or any other organizational document of any of its Material Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties;

                    (p) No consent, approval, authorization or order of, or any filing or declaration with, any court or governmental agency or body is required for the issue of the Guarantee, the issuance and sale of the Junior Subordinated Debentures, the distribution of the Junior Subordinated Debentures by MP&L Capital in the circumstances contemplated by the Trust Agreement or the consummation by the Company of the other transactions contemplated by this Agreement and the Company Agreements, except the registration under the Act of the Registered Securities and the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, the entry of the Authorizing Order of the Minnesota Commission, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase of the Securities and distribution of the Securities by the Underwriters;

                    (q) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject, which, if determined adversely to the Company or any of its subsidiaries would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (r) There are no legal or governmental proceedings pending to which MP&L Capital is a party or to which any property of MP&L Capital is subject; and, to the best of MP&L Capital's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (s) Neither MP&L Capital nor the Company is nor, after giving effect to the offering and sale of the Securities, will be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

                    (t) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

               2. Subject to the terms and conditions herein set forth, MP&L Capital and the Company agree that MP&L Capital will issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from MP&L Capital, at a purchase price of $25 per Security, the number of the Securities set forth opposite the name of such Underwriter in Schedule I hereto.

               As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds from the sale of the Securities will be used by MP&L Capital to purchase the Junior Subordinated Debentures of the Company, the Company at the Time of Delivery will pay by wire transfer of federal (same day) funds to Goldman, Sachs & Co., for the accounts of the several Underwriters, an amount equal to $_________ per Security to be delivered by the Company hereunder at the Time of Delivery.

               3. Upon the authorization by you of the release of the Securities, the several Underwriters propose to offer the Securities for sale upon the terms and conditions set forth in the Prospectus.

               4. (a) The Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global Securities in book-entry form which will be deposited by or on behalf of MP&L Capital with The Depository Trust Company ("DTC") or its designated custodian. MP&L Capital will deliver the Securities to Goldman, Sachs & Co., for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer, payable to the order of MP&L Capital in federal (same day) funds, by causing DTC to credit the Securities to the account of Goldman, Sachs & Co. at DTC. MP&L Capital will cause the certificates representing the Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 10:00 a.m., New York City time, on March __, 1996, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "Time of Delivery".

                    (b) The documents to be delivered at the Time of Delivery by or on behalf of the parties hereto pursuant to
               Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(i) hereof will be delivered at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at the Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

               5. MP&L Capital and the Company, jointly and severally, agree with each of the Underwriters:

                    (a) To prepare the Prospectus in a form reasonably approved by you, and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; in the case of the Company, to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Registered Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                    (b) Promptly from time to time to take such action as you may reasonably request to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith neither MP&L Capital nor the Company shall be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                    (c)  To use its best efforts to furnish the
               Underwriters, prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the TIA, to notify you and upon your reasonable request to file such amendment or supplement or document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                    (d) In the case of the Company, to make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule
               158);

                    (e) During the period beginning from the date hereof and continuing to and including the earlier of (i) the date, after the Time of Delivery, on which the distribution of the Securities ceases, as determined by you, and (ii) 90 days after the Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of, any other beneficial interests in MP&L Capital, or any other securities of MP&L Capital or the Company, as the case may be, that are substantially similar to the Securities (including any guarantee of such Securities) or any securities that are convertible into or exchangeable for, or that represent the right to receive, any such substantially similar securities of either MP&L Capital or the Company, without the prior written consent of Goldman, Sachs & Co.; provided that this subclause (e) shall specifically not apply to the Company's common stock, preferred stock, secured indebtedness and unsecured indebtedness which is not subordinated;

                    (f) During a period of two years from the effective date of the Registration Statement, to furnish to you upon your request copies of all reports or other communications (financial or other) furnished to shareholders of the Company, and to deliver to you upon your request as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of MP&L Capital or the Company is listed;

                    (g) In the case of the Company, to issue the Guarantee concurrently with the issue and sale of the Securities as contemplated herein;

                    (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

                    (i) To use its best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange.

               6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Registered Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Indenture, the Trust Agreement, the Guarantee, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Registered Securities; (iii) all expenses in connection with the qualification of the Registered Securities for offering and sale under state securities laws as provided in
          Section 5(b) hereof, including the fees (not to exceed $10,000) and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky Survey; (iv) any fees charged by securities rating services for rating the Securities; (v) all fees and expenses in connection with listing the Securities on the New York Stock Exchange and the cost of registering the Securities under Section 12 of the Exchange Act; the cost of preparing certificates for the Securities and Junior Subordinated Debentures; (vii) the cost and charges of any transfer agent or registrar; (viii) the cost and charges of qualifying the Securities with DTC; (ix) the fees and expenses of the Trustees, the Debenture Trustee and the Guarantee Trustee and any agent thereof and the fees and disbursements of their counsel; and (x) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

               7. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of MP&L Capital and the Company herein are, at and as of the Time of Delivery, true and correct, the condition that MP&L Capital and the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                    (b)  Lane & Mittendorf LLP, counsel for the
               Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated the Time of Delivery, with respect to the formation of MP&L Capital, insofar as the federal laws of the United States and the laws of the State of New York or the State of Delaware are concerned; the validity of the Registered Securities, the Registration Statement and the Prospectus; and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters; provided that in rendering such opinion, Lane & Mittendorf LLP may rely on the opinion of Richards, Layton & Finger delivered pursuant to subsection (e) hereof as to matters of Delaware law relating to statutory business trusts;

                    (c) Philip R. Halverson, Esq., general counsel of the Company, shall have furnished to you his written opinion (a draft of such opinion is attached as Annex II(b) hereto) (in rendering such opinion, such counsel may rely on the opinion of Richards, Layton & Finger delivered pursuant to subsection (e) hereof as to matters of Delaware law relating to statutory business trusts), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Minnesota with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                         (ii) The Company  is a public utility corporation
               duly authorized by its Articles of Incorporation to conduct the business which it is now conducting as set forth in the Prospectus and the Company holds valid and subsisting franchises, licenses and permits authorizing it to carry on the utility business in which it is engaged;

                         (iii) The Company has the authorized equity capital as set forth in the Prospectus; and the Securities conform to the description of the Securities contained in the Prospectus;

                         (iv) There is no jurisdiction wherein the
               character of the properties owned or held under lease by the Company or the nature of the business transacted by the Company would expose the Company to any material liability or disability by reason of the failure to qualify the Company as a foreign corporation in any such jurisdiction; (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that such counsel believes that both you and such counsel are justified in relying upon such opinions and certificates);

                         (v) Each Material Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, and there is no jurisdiction wherein the character of the properties owned or held under lease by any Material Subsidiary or the nature of the business transacted by such Material Subsidiary would expose such Material Subsidiary to any material liability or disability by reason of the failure to qualify such Material Subsidiary as a foreign corporation in any such jurisdiction; and other than as set forth in the Prospectus all of the issued shares of capital stock of each such subsidiary are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect to matters of fact upon certificates of officers of the Company or its subsidiaries; provided that such counsel shall state that such counsel believes that both you and such counsel are justified in relying upon such opinions and certificates);

                         (vi) To the best of such counsel's knowledge and
               other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or overtly contemplated by governmental authorities or threatened by others;

                         (vii) To the best of such counsel's knowledge, there are no legal or governmental proceedings pending to which MP&L Capital is a party or of which any property of MP&L Capital is the subject; and, to the best of such counsel's knowledge, no such proceedings are threatened or overtly contemplated by governmental authorities or threatened others;

                         (viii) This Agreement has been duly authorized, executed and delivered by each of MP&L Capital and the Company;

                         (ix) The Company Agreements have each been duly
               authorized, executed and delivered by the Company and each of the Company Agreements constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws relating to or affecting creditors' rights and to general equitable principles (whether considered at a proceeding in equity or at law); the Junior Subordinated Debentures are entitled to the benefits provided by the Indenture;

                         (x) The issue and sale of the Securities and the Common Securities by MP&L Capital, the issuance by the Company of the Guarantee and the Junior Subordinated Debentures, the compliance by the Company and MP&L Capital with all of the provisions of this Agreement, the execution, delivery and performance by the Company of the Company Agreements, the distribution of the Junior Subordinated Debentures by MP&L Capital in the circumstances contemplated by the Trust Agreement and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except for such conflict, breach, violation or default which does not have a Material Adverse Effect, nor (ii) will such action result in any violation of the provisions of the Articles of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its Material Subsidiaries or any of their respective properties;

                         (xi) The issue and sale of the Securities and the
               Common Securities by MP&L Capital, the compliance by MP&L Capital with all of the provisions of this Agreement, the purchase of the Junior Subordinated Debentures by MP&L Capital, the distribution of the Junior Subordinated Debentures by MP&L Capital in the circumstances contemplated by the Trust Agreement and the consummation of the transactions contemplated herein and in the Trust Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which MP&L Capital is a party or by which MP&L Capital is bound or to which any of the property or assets of MP&L Capital is subject, nor will such action result in any violation of the provisions of the Trust Agreement or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over MP&L Capital or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities and the Common Securities by MP&L Capital, the purchase of the Junior Subordinated Debentures by MP&L Capital or the consummation by MP&L Capital of the transactions contemplated by this Agreement and the Trust Agreement, except the registration under the Act and the Exchange Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                         (xii) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its properties is required for the issue of the Guarantee, the issuance and sale of the Junior Subordinated Debentures, the distribution of the Junior Subordinated Debentures by MP&L Capital in the circumstances contemplated by the Trust Agreement or the consummation by the Company of the transactions contemplated herein and in the Company Agreements, except the registration under the Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, the entry of the Authorizing Order of the Minnesota Commission, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                         (xiii)    The statements set forth in the
               Prospectus under the captions "Description of the Preferred Securities", "Description of the Guarantee" and "Description of the Junior Subordinated Debentures", insofar as they purport to constitute a summary of the terms of the securities, documents and instruments therein described, are accurate and fairly present the information contained therein in all material respects;

                         (xiv) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by MP&L Capital or the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that such documents when such documents became effective or were so filed, as the case may be, taken together as a whole contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                         (xv) The Registration Statement and the Prospectus
               and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the TIA and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection
               (xiii) of this section 7(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto, as of its effective date, made by MP&L Capital or the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by MP&L Capital or the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (d) Reid & Priest LLP, counsel for the Company, shall have furnished to you their written opinion (a draft of such opinion is attached as Annex II(c) hereto) (in rendering such opinion, such counsel may rely on the opinion of Richards, Layton & Finger delivered pursuant to subsection
               (e) hereof as to matters of Delaware law relating to statutory business trusts), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) This Agreement has been duly authorized, executed and delivered by the Company and each of this Agreement and the Expense Agreement has been duly authorized, executed and delivered by MP&L Capital;

                         (ii) The Company Agreements have each been duly
               authorized, executed and delivered by the Company and each of the Company Agreements constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws relating to or affecting creditors' rights and to general equitable principles (whether considered at a proceeding in equity or at law); the Trust Agreement, the Indenture and the Guarantee have been duly qualified under the TIA; the Junior Subordinated Debentures are entitled to the benefits provided by the Indenture;

                         (iii) The Securities, the Common Securities and the Junior Subordinated Debentures conform as to legal matters to the descriptions thereof contained in the Prospectus;

                         (iv) No consent, approval, authorization, order,
               registration or qualification of or with any such court or governmental agency or body is required for the issue of the Guarantee, the issuance and sale of the Junior Subordinated Debentures, the distribution of the Junior Subordinated Debentures by MP&L Capital in the circumstances contemplated by the Trust Agreement or the consummation by the Company of the transactions contemplated herein and in the Company Agreements, except the registration under the Act of the Registered Securities, the qualification of the Trust Agreement, the Indenture and the Guarantee under the TIA, the entry of the Authorizing Order of the Minnesota Commission, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                         (v) The statements set forth in the Prospectus under the captions "Description of Preferred Securities," "Description of the Guarantee" and "Description of the Junior Subordinated Debentures," insofar as they purport to constitute a summary of the terms of the securities, documents and instruments therein described, and under the captions "Certain United States Income Tax Considerations," insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fairly present the information contained therein in all material respects;

                         (vi) Neither MP&L Capital nor the Company is an
               "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act; and

                         (vii)     The Registration Statement and the
               Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the TIA and the rules and regulations thereunder; although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (xiii) of this section 7(c), such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by MP&L Capital or the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by MP&L Capital or the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                    (e) Richards, Layton & Finger, special Delaware counsel to MP&L Capital and the Company, shall have furnished to you, the Company and MP&L Capital their written opinion (a draft of such opinion is attached as Annex II(d) hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                         (i) MP&L Capital has been duly created and is validly existing in good standing as a business trust under the Delaware Business Trust Act, and all filings required under the laws of the State of Delaware with respect to the creation and valid existence of MP&L Capital as a business trust have been made;

                         (ii) Under the Delaware Business Trust Act and the
               Trust Agreement, MP&L Capital has the trust power and authority to own property and conduct its business, all as described in the Prospectus;

                         (iii) The Trust Agreement constitutes a valid and binding obligation of the Company and the Trustees, enforceable against the Company and the Trustees in accordance with its terms, subject, as to enforcement, to
               (a) bankruptcy, insolvency, moratorium, receivership, liquidation, fraudulent conveyance, reorganization and other similar laws relating to or affecting the remedies and rights of creditors, (b) general principles of equity, including applicable laws relating to fiduciary duties (regardless of whether considered or applied in a proceeding in equity or at law) and (c) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution;

                         (iv) Under the Delaware Business Trust Act and the
               Trust Agreement, MP&L Capital has the trust power and authority (a) to execute and deliver, and to perform its obligations under, this Agreement and (b) to issue and perform its obligations under the Securities;

                         (v) Under the Delaware Business Trust Act and the Trust Agreement, the execution and delivery by MP&L Capital of this Agreement, and the performance by MP&L Capital of its obligations hereunder, have been duly authorized by all necessary trust action on the part of MP&L Capital;

                         (vi) The Securities have been duly authorized by
               MP&L Capital and are duly and validly issued and, subject to the qualifications set forth herein, fully paid and non-assessable undivided beneficial interests in the assets of MP&L Capital; the Securityholders, as beneficial owners of MP&L Capital, will be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided that such counsel may note that the Securityholders may be obligated, pursuant to the Trust Agreement, to (a) provide indemnity and/or security in connection with and pay a sum sufficient to cover any taxes or governmental charges arising from transfers or exchanges of Securities certificates and the issuance of replacement Securities certificates and (b) provide security and/or indemnity in connection with requests of or directions to the Property Trustee (as defined in the Trust Agreement) to exercise its rights and powers under the Trust Agreement;

                         (vii) Under the Delaware Business Trust Act and the Trust Agreement, the issuance of the Securities is not subject to preemptive rights;

                         (viii) The issuance and sale by MP&L Capital of the Securities, the execution, delivery and performance by MP&L Capital of this Agreement, the consummation by MP&L Capital of the transactions contemplated hereby and compliance by MP&L Capital with its obligations hereunder do not violate (a) any of the provisions of the Certificate of Trust of MP&L Capital or the Trust Agreement, or (b) any applicable Delaware law or administrative regulation;

                         (ix) Assuming that MP&L Capital derives no income
               from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, no authorization, approval, consent or order of any Delaware court or Delaware governmental authority or Delaware agency is required to be obtained by MP&L Capital solely in connection with the issuance and sale of the Securities; and

                         (x) Assuming that MP&L Capital derives no income from or connected with sources within the State of Delaware and has no assets, activities (other than having a Delaware trustee as required by the Delaware Business Trust Act and the filing of documents with the Secretary of State of the State of Delaware) or employees in the State of Delaware, and assuming that MP&L Capital is treated as a grantor trust or partnership for federal income tax purposes, the Securityholders (other than those holders of the Securities who reside or are domiciled in the State of Delaware) will have no liability for income taxes imposed by the State of Delaware solely as a result of their participation in MP&L Capital, and MP&L Capital will not be liable for any income tax imposed by the State of Delaware (in rendering the opinion expressed in this paragraph (e), such counsel need express no opinion concerning the securities laws of the State of Delaware);

                    (f) On the date of the Prospectus at a time prior to the execution of this Agreement, on the effective date of any post-effective amendment to the Registration Statement containing financial information filed subsequent to the date of this Agreement and also at the Time of Delivery, Price Waterhouse LLP and Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copies of such letter or letters delivered prior to execution of this Agreement are attached as Annex I(a) hereto and drafts of the forms of letter or letters to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of the Time of Delivery are attached as Annex I(b) hereto);

                    (g) The Trust Agreement, the Guarantee and the Indenture shall have been executed and delivered, in each case in form reasonably satisfactory to you;

                    (h) (i) Neither MP&L Capital nor the Company and its subsidiaries, taken together as a whole, shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than shares issued under the Stock Purchase and Compensation Plans) or long-term debt of the Company and its subsidiaries, taken together as a whole, in excess of $20,000,000, or any change, or any development that could reasonably be expected to involve a prospective change, in or affecting the business, management, financial position, common or preferred stock equity or results of operations of MP&L Capital or the Company and its subsidiaries, taken together as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                    (i) On or after the date hereof up to and including the Time of Delivery (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                    (j) On or after the date hereof there up to and including the Time of Delivery shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the reasonable judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                    (k) The Securities to be sold at the Time of Delivery by MP&L Capital shall have been duly listed, subject to notice of issuance, on the New York Stock Exchange; and

                    (l) MP&L Capital and the Company shall have furnished or caused to be furnished to you at the Time of Delivery certificates of officers of MP&L Capital and the Company satisfactory to you as to the accuracy of the representations and warranties of MP&L Capital and the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and
               (h) of this Section and as to such other matters as you may reasonably request.

               8. (a) MP&L Capital and the Company, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither MP&L Capital nor the Company shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to MP&L Capital and the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; and provided, further, that neither MP&L Capital nor the Company shall be liable in any such case with respect to any Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where delivery is required by the Act if MP&L Capital or the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Prospectus as then amended or supplemented (excluding documents incorporated by reference).

                    (b) Each Underwriter will indemnify and hold harmless MP&L Capital and the Company against any losses, claims, damages or liabilities to which MP&L Capital and the Company may become subject, under the Act, the Exchange Act or other federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to MP&L Capital and the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse MP&L Capital and the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                    (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify an indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnifying party shall not be required to indemnify an indemnified party for any amounts paid or payable by the indemnifying party in the settlement of any action, proceeding or investigation without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. An indemnifying party shall not be liable, in connection with any proceedings or related proceedings in the same jurisdiction, for the fees and expenses of more than one separate counsel (in addition to any one local counsel in any such jurisdiction) for all of the indemnified parties.

                    (d)  If the indemnification provided for in this
          Section 8 is unavailable to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by MP&L Capital and the Company on the one hand and the Underwriters on the other from the offering of the Securities (taking into account the portion of the proceeds of the offering (before deducting expenses) realized by each), the relative fault of MP&L Capital and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by MP&L Capital and the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. MP&L Capital, the Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                    (e) The obligations of MP&L Capital and the Company under this Section 8 shall be in addition to any liability which MP&L Capital and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of MP&L Capital and the Company and to each person, if any, who controls the Company within the meaning of the Act.

               9. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then MP&L Capital and the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify MP&L Capital and the Company that you have so arranged for the purchase of such Securities, or MP&L Capital and the Company notify you that it has so arranged for the purchase of such Securities, you or MP&L Capital and the Company shall have the right to postpone the Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and MP&L Capital and the Company agree to file promptly any amendments to the Registration Statement or the Prospectus which in your reasonable opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

                    (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and MP&L Capital and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Securities, then MP&L Capital and the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                    (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and MP&L Capital and the Company as provided in subsection (a) above, the aggregate number of such Securities which remains unpurchased exceeds one-eleventh of the aggregate number of all the Securities, or if MP&L Capital and the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, MP&L Capital or the Company except for the expenses to be borne by MP&L Capital and the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

               10. The respective indemnities, agreements, representations and warranties of MP&L Capital and the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or MP&L Capital, the Company, or any officer or director or controlling person of MP&L Capital or the Company, and shall survive delivery of and payment for the Securities.

               11.  If this Agreement shall be terminated pursuant to
          Section 9 hereof, neither MP&L Capital nor the Company shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if because of any failure or refusal on the part of the Company to comply with the terms of this Agreement or because any of the conditions in Section 7 are not satisfied, the Securities are not delivered by or on behalf of MP&L Capital or the Company as provided herein, MP&L Capital and the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but MP&L Capital and the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

               12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the Representatives.

               All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to MP&L Capital or the Company shall be delivered or sent by mail, telex or facsimile transmission to MP&L Capital or the Company in care of the Company, 30 West Superior Street, Duluth, Minnesota, 55802, Attention: Chief Financial Officer; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to MP&L Capital and the Company by you upon request.
          Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

               13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, MP&L Capital, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers, directors and administrative trustees of MP&L Capital, the Company, and each person who controls MP&L Capital or the Company, or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

               14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

               15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

               16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

               If the foregoing is in accordance with your understanding, please sign and return to us one for MP&L Capital, the Company and each of the Representatives plus one for each counsel counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, MP&L Capital and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,

                                        MP&L Capital I


                                        By:____________________________
                                           Name:
                                           Title:


                                        Minnesota Power & Light Company


                                        By:____________________________
                                           Name:
                                           Title:


          Accepted as of the date hereof:

          Goldman, Sachs & Co.
          PaineWebber Incorporated


          By:_______________________________
             Goldman, Sachs & Co.

          On behalf of each of the Underwriters

                                      SCHEDULE I


                                                       Total Number
                                                       of Securities to
               Underwriter                             be Purchased
               -----------                             ------------

          Goldman, Sachs & Co.
          PaineWebber Incorporated
          [Names of other Underwriters]







                                                       -------------

                    Total                              =============

                                                           ANNEX I


                    Pursuant to Section 7(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                    (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                    (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

                    (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in the related in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                    (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                    (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                    (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                         (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or
                    (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus, for them to be in conformity with generally accepted accounting principles;

                         (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                         (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                         (D)  any unaudited pro forma consolidated
                    condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                         (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                         (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (vii) In addition to the examination referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference) or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives or in documents incorporated by reference in the Prospectus specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.